                                                                  EXHIBIT 10.1



                            INTERFACE SYSTEMS, INC.

                         CONVERTIBLE SUBORDINATED NOTE
                               PURCHASE AGREEMENT

      THIS CONVERTIBLE SUBORDINATED NOTE PURCHASE AGREEMENT (this "Agreement") is made as of the 28th day of June, 2000, by and between Interface Systems, Inc., a Michigan corporation ("Interface" or the "Company"), and Tumbleweed Communications Corp., a Delaware corporation ("Purchaser" or the "Parent").

                 RECITALS

      WHEREAS, the Board of Directors of the Company has approved the issuance of Common Stock, no par value (the "Common Stock") in accordance with the Notes, as defined below;

      WHEREAS, the Board of Directors of the Company has approved the sale and issuance of an aggregate of up to $3,000,000 of Convertible Subordinated Notes (individually, a "Note" and collectively, the "Notes") which can be converted into Common Stock;

      WHEREAS, the Purchaser desires to purchase Notes on the terms and conditions set forth herein; and

      WHEREAS, the Company desires to issue and sell Notes to the Purchaser on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.    PURCHASE AND SALE OF STOCK.

      1.1   SALE AND ISSUANCE OF NOTES.

      (a) Subject to the terms and conditions of this Agreement, the Purchaser agrees, to purchase at the Closings and the Company agrees to sell and issue to the Purchaser, a Note for $2,000,000 (the "$2,000,000 Note") and a Note for $1,000,000 (the "$1,000,000 Note").

      1.2   THE CLOSINGS.

      (a) The purchase and sale of the $2,000,000 Note shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Palo Alto, California, at 5:00 p.m., on July 3, 2000, or at such other time and place as the Company and the Purchaser shall mutually agree, either orally or in writing (which time and place are designated as the "$2,000,000 Closing").

      (b) The purchase and sale of the $1,000,000 Note shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Palo Alto, California, at 5:00 p.m., on September 5, 2000, or at such other time and place as the Company and the Purchaser shall mutually agree, either orally or in writing (which time and place are designated as the "$1,000,000 Closing" and together with the $2,000,000 Closing, the "Closings").

      (c) At each of the Closings, the Company shall deliver to the Purchaser a
Note in exchange for payment of the purchase price therefor by check, wire transfer, or such other form of payment as shall be mutually agreed upon by the Purchaser and the Company.

2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      Reference is made to that certain Agreement and Plan of Merger by and among Parent, Maize Acquisition Sub, Inc., a Delaware corporation, and the Company dated June 28, 2000 (the "Merger Agreement"). The Company hereby represents, warrants and covenants to the Purchaser each of the representations, warranties and covenants set forth in Article III of the Merger Agreement subject to the exceptions set forth in the Disclosure Schedule thereto, which is incorporated by reference herein, and further represents, warrants, and covenants, specifically identifying the relevant subparagraph(s) hereof and attached hereto, as follows:

      2.1   REGISTRATION RIGHTS.

      Except as provided in the Merger Agreement, the Company is presently not under any obligation and has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

      2.2   AUTHORIZATION.

      All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, that certain Registration Rights Agreement by and between the Company and Parent (the "Registration Rights Agreement") and the Notes, the performance of all obligations of the Company hereunder and thereunder at the Closings and the authorization, issuance (or reservation for issuance), sale, and delivery of the Notes being sold hereunder and the Common Stock issuable upon conversion thereof has been taken or will be taken prior to the Closings, and this Agreement, the Registration Rights Agreement, and the Notes, when executed and delivered, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent that the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable laws. The sale of the Notes is not and the subsequent conversion of the Notes into Common Stock will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

      2.3   OFFERING.

      Subject in part to the truth and accuracy of the Purchaser's representations set forth in this Agreement, the offer, sale and issuance of the Notes as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

      2.4   VALID ISSUANCE OF NOTES AND COMMON STOCK.

      The Notes that are being purchased by the Investors hereunder, when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Registration Rights Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Notes being purchased under this Agreement has been duly and validly reserved for issuance and will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Registration Rights Agreement and under applicable state and federal securities laws.

      2.5   GOVERNMENTAL CONSENTS.

      No consent, approval, qualification, order or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery, or performance of this Agreement, the offer, sale or issuance of the Notes by the Company or the issuance of Common Stock upon conversion of the Notes, except such filings as have been made prior to the Closings, except any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), or such post- closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

      2.6   DISCLOSURE.

      The Company has provided the Purchaser with all the information reasonably available to it without undue expense that such Purchaser has requested for deciding whether to purchase the Notes and all information that the Company believes is reasonably necessary to enable such Purchaser to make such decision. To the best of the Company's knowledge after reasonable investigation, neither this Agreement nor any other agreements, written statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

3.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

      The Purchaser hereby represents and warrants to the Company (severally and not jointly) that:

      3.1   AUTHORIZATION.

      The Purchaser has full power and authority to enter into this Agreement and the Registration Rights Agreement, and that this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of such Purchaser.

      3.2   LEGENDS.

      To the extent applicable, each certificate or other document evidencing any of the Notes or any Common Stock issued upon conversion thereof shall be endorsed with the legends substantially in the form set forth below:

      (a)   The following legend under the Securities Act:

      "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAW OF ANY STATE OF THE UNITED STATES (COLLECTIVELY, THE "SECURITIES LAWS" AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION, WHICH EXEMPTION FROM REGISTRATION SHALL BE DESCRIBED IN A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE PURCHASER AND DELIVERED TO THE PURCHASER."

      (b) Any legend imposed or required by the Company's Bylaws or applicable state securities laws.

      3.3   ACCREDITED INVESTOR.

      (a) The Purchaser further represents to the Company that such Purchaser is an Accredited Investor, as defined in Rule 501 of the Securities Act.

      3.4   PURCHASE ENTIRELY FOR OWN ACCOUNT.

      This Agreement is made with the Purchaser in reliance upon such Purchaser's representation to the Company, which by such Purchaser's execution of this Agreement such Purchaser hereby confirms, that the Note to be purchased by such Purchaser and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Notes.

4.    CONDITIONS OF PURCHASER'S OBLIGATIONS AT THE CLOSINGS.

      The obligations of the Purchaser under subparagraph 1.2 of this Agreement are subject to the fulfillment on or before each of the Closings of each of the following conditions:

      4.1   REPRESENTATIONS AND WARRANTIES.

      The representations and warranties of the Company contained in Section 2 shall be true on and as of each Closing with the same effect as though such representations and warranties had been made on and as of the date of each Closing.

      4.2   PERFORMANCE.

      The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before each Closing.

      4.3   COMPLIANCE CERTIFICATE.

      The President of the Company shall deliver to the Purchaser at each Closing a certificate certifying that the conditions specified in paragraphs 4.1, 4.2, 4.4, 4.5 and 4.6 have been fulfilled.

      4.4   QUALIFICATIONS.

      All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Notes pursuant to this Agreement shall be duly obtained and effective as of each Closing.

      4.5   PROCEEDINGS AND DOCUMENTS.

      All corporate and other proceedings in connection with the transactions contemplated at each Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser's special counsel, which shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

      4.6   OPINION OF COMPANY COUNSEL.

      The Purchaser shall have received from Dykema Gossett PLLC, counsel for the Company, an opinion, dated the date of each of the Closings, in the form attached hereto as Exhibit A.

      4.7   NO MATERIAL ADVERSE CHANGE.

      Since the date of this Agreement, there shall not have occurred any event, change or effect having, or which could be reasonably likely to have, individually or in the aggregate, a material adverse effect on the Company and its Subsidiaries.


      4.8   NO TERMINATION OF THE MERGER AGREEMENT.

      The Merger Agreement shall not have been terminated in accordance with its terms.

      4.9   NO BREACH OF THE MERGER AGREEMENT.

      The Company shall not be in material breach of any representation, warranty, covenant or other agreement contained in this Agreement, the Notes or the Merger Agreement.

5.   CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.

     The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment on or before each Closings of each of the following conditions by the Purchaser:

      5.1   REPRESENTATIONS AND WARRANTIES.

      The representations and warranties of the Purchaser contained in Section 3 shall be true on and as of each Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

      5.2   QUALIFICATIONS.

      All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Notes pursuant to this Agreement shall be duly obtained and effective as of each Closing.

6.    MISCELLANEOUS

      6.1   ENTIRE AGREEMENT.

      This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

      6.2   SURVIVAL OF WARRANTIES.

      The warranties, representations, and covenants of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and both Closings.

      6.3   SUCCESSORS AND ASSIGNS.

      Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any Notes sold hereunder or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      6.4   GOVERNING LAW.

      This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

      6.5   COUNTERPARTS.

      This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      6.6   TITLES AND SUBTITLES.

      The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      6.7   NOTICES.

      Unless otherwise provided, all notices and other communications required or permitted under this Agreement shall be in writing and shall be mailed by United States first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or by a nationally recognized courier addressed to the party to be notified at the address or facsimile number indicated for such person on the signature page hereof, or at such other address or facsimile number as such party may designate by ten (10) days' advance notice to the other parties hereto. All such notices and other written communications shall be effective on the date of mailing, confirmed facsimile transfer or delivery.

      6.8   FINDER'S FEES.

      Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction.

      The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the cost and expenses of defending against such liability or asserted liability) for which it or any of its officers, partners, employees, or representatives is responsible.

      The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible.

      6.9   EXPENSES.

      Irrespective of whether either Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery, and performance of this Agreement.

      6.10  ATTORNEYS' FEES.

      If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and disbursements in addition to any other relief to which such party may be entitled.

      6.11  AMENDMENTS AND WAIVERS.

      Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of both the Company and the Purchaser.

      6.12  SEVERABILITY.

      If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                               INTERFACE SYSTEMS, INC.


                               By:
                                  -------------------------------------------
                               Address:
                                       -------------------------------------
                               ----------------------------------------------
                               ----------------------------------------------


                               PURCHASER:


                               By:
                                  -------------------------------------------
                               Title:
                                     --------------------------------------
                               Address:
                                       -------------------------------------
                               ----------------------------------------------
                               ----------------------------------------------

                                   Exhibit A

                     FORM OF OPINION OF DYKEMA GOSSETT PLLC

1. The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Michigan.

2. The Company has the requisite corporate power and authority to own and operate its properties and assets and to conduct its business as currently conducted.

3. The Transaction Agreements have been duly authorized, validly executed and delivered by all requisite corporate action on the part of the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except that (a) the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (b) the enforceability of rights to indemnification and contribution thereunder may be limited by federal or state securities laws, rules or regulations or the policies underlying such laws, rules or regulations.

4. To our knowledge, the authorized capital stock of the Company is as set forth in Section 3.2 of the Merger Agreement. To our knowledge, and except as set forth in Section 3.2 of the Merger Agreement and the exhibits and schedules thereto, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal) or agreements of any kind for the purchase or acquisition from the Company of any of its securities.

5. The Notes have been duly authorized for issuance by the Company. The shares of Common Stock issuable upon conversion of the Notes have been reserved for issuance by all requisite corporate action on the part of the Company and, when issued upon conversion of the Notes in accordance with the terms of the Restated Articles, will be validly issued, fully paid and nonassessable.

6. The execution and delivery by the Company of each of the Transaction Agreements and the performance by the Company of its obligations thereunder will not (i) violate any provision of the Restated Articles, the Bylaws or any Material Agreement or (ii) contravene any Applicable Order against the Company.

7. No consent or approval of, or other action by or filing with, any Governmental Authority under any Applicable Law is required to be obtained, taken or made by the Company in connection with the execution, delivery and performance by the Company of the transactions contemplated by the Purchase Agreement, except where a failure to obtain such approval, make such filing or take such action would not have a material adverse effect on the Company, subject to the timely filing of a Form D pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

8. No registration is required under the Securities Act in connection with the offer and sale of the Notes, subject to the timely filing of a Form D pursuant to Regulation D promulgated under the Securities Act.

9. Except as may be set forth in the Schedule of Exceptions to the Purchase Agreement, to the best of our knowledge, there is no action, proceeding or investigation pending or overtly threatened against the Company before any court or administrative agency that questions the validity of any of the Transaction Agreements or might result, either individually or in the aggregate, in any material adverse change in the assets, financial condition or operations of the Company.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAW OF ANY STATE OF THE UNITED STATES (COLLECTIVELY, THE "SECURITIES LAWS" AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION, WHICH EXEMPTION FROM REGISTRATION SHALL BE DESCRIBED IN A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE PURCHASER AND DELIVERED TO THE PURCHASER.


                                    FORM OF
                            INTERFACE SYSTEMS, INC.
                    CONVERTIBLE SUBORDINATED PROMISSORY NOTE


$                                                          Palo Alto, California
----------------
                                                                   June 28, 2000

     Interface Systems, Inc., a Michigan corporation (the "Company"), the principal office of which is located at 5855 Interface Drive, Ann Arbor, MI, for value received hereby promises to pay to Tumbleweed Communications Corp., a Delaware corporation ("Parent" or the "Purchaser"), or its registered assigns,
the sum             ($         ), or such lesser amount as shall then equal the
outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, shall be due and payable on the earlier to occur of (i) June 28, 2001, or (ii) when declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder. This Note is issued in connection with that certain Convertible Subordinated Note Purchase Agreement between the Company and the Purchasers described therein, dated as of June 28, 2000, as the same may from time to time be amended, modified or supplemented (the "Purchase Agreement"). The holder of this
Note is subject to certain restrictions set forth in the Purchase Agreement and shall be entitled to certain rights and privileges set forth in the Purchase Agreement. This Note is one of the Notes referred to as the "Notes" in the Purchase Agreement.

     The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1.   DEFINITIONS.

     As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

          (i) "Company" includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

          (ii) "Holder," when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

          (iii) "Merger Agreement" shall refer to that certain Agreement and Plan of Merger by and among the Company, Parent, and Maize Acquisition Sub, Inc., dated June 28, 2000.

2.   INTEREST.

     Commencing on December 31, 2000, and on each June 30 and December 31 thereafter until all outstanding principal and interest on this Note shall have been paid in full, the Company shall pay interest at the rate of ten percent (10%) per annum (the "Initial Interest Rate") on the principal of this Note outstanding during the period beginning on the date of issuance of this Note and ending on the date that the principal amount of this Note becomes due and payable. In the event that the principal amount of this Note is not paid in full when such amount becomes due and payable, interest at the same rate as the Initial Interest Rate plus three percent (3%) shall continue to accrue on the balance of any unpaid principal until such balance is paid.

3.   EVENTS OF DEFAULT.

     If any of the events specified in this Section 3 shall occur (herein individually referred to as an "Event of Default"), the Holder of the Note may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the
Company:

     (i) Default in the payment of the principal and unpaid accrued interest of this Note when due and payable if such default is not cured by the Company within ten (10) days after the Holder has given the Company written notice of such default; or

     (ii) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

     (iii) If, within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

      (iv) Any declared default of the Company under any Senior Indebtedness (as defined below) that gives the holder thereof the right to accelerate such Senior Indebtedness, and such Senior Indebtedness is in fact accelerated by the holder; or

     (v) If the Company or the Purchaser terminates the Merger Agreement under any section other than section 7.1(c) of the Merger Agreement, sixty (60) days following such termination..

4.   SUBORDINATION.

     The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Company's Senior Indebtedness, as hereinafter defined.

     4.1 SENIOR INDEBTEDNESS. As used in this Note, the term "Senior Indebtedness" shall mean the principal of and unpaid accrued interest on: (i) all indebtedness of the Company to banks, commercial finance lenders, insurance companies or other financial institutions regularly engaged in the business of lending money, which is for money borrowed by the Company (whether or not secured), and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for or to refinance such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

     4.2 DEFAULT ON SENIOR INDEBTEDNESS. If there should occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshalling of the assets and liabilities of the Company, or if this Note shall be declared due and payable upon the occurrence of an Event of Default with respect to any Senior Indebtedness, then (i) no amount shall be paid by the Company in respect of the principal of or interest on this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and
(ii) no claim or proof of claim shall be filed with the Company by or on behalf of the Holder of this Note that shall assert any right to receive any payments in respect of the principal of and interest on this Note, except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding. If there occurs an event of default that has been declared in writing with respect to any Senior Indebtedness, or in the instrument under which any Senior Indebtedness is outstanding, permitting the holder of such Senior Indebtedness to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note, unless within three (3) months after the happening of such event of default, the maturity of such Senior Indebtedness shall not have been accelerated.

     4.3 EFFECT OF SUBORDINATION. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 4 to receive cash, securities or other properties otherwise payable or deliverable to the Holder of this Note, nothing contained in this Section 4 shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Holder of this Note, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

     4.4 SUBROGATION. Subject to the payment in full of all Senior Indebtedness and until this Note shall be paid in full, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness (to the extent of payments or distributions previously made to such holders of Senior Indebtedness pursuant to the provisions of Section 4.2 above) to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of this Note; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which the Holder would be entitled except for the provisions of this Section 4 shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

     4.5 UNDERTAKING. By its acceptance of this Note, the Holder agrees to execute and deliver such documents as may be reasonably requested from time to time by the Company or the lender of any Senior Indebtedness in order to implement the foregoing provisions of this Section 4.

5.   PREPAYMENT.

     The principal amount of this note plus accrued and unpaid interest may be prepaid upon thirty (30) days' prior written notice to the Holder.

6.   CONVERSION.

     6.1 VOLUNTARY CONVERSION. Any Holder of this Note has the right, at the Holder's option, at any time prior to payment in full of the principal balance of this Note, to convert this Note, in accordance with the provisions of Section
6.3 hereof, in whole or in part, into fully paid and nonassessable shares of Common Stock of the Company (the "Company Common Stock"). The number of shares of Company Common Stock into which this Note may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount together with all accrued interest to the date of conversion by the Conversion Price (as defined below) in effect at the time of such conversion. The initial Conversion Price shall be equal to $9.50.

     6.2 AUTOMATIC CONVERSION. If at any time the Merger Agreement is terminated pursuant to Section 7.1(c) by the Company, the entire principal amount of this Note shall be automatically converted into shares of Company Common Stock at the Conversion Price in effect at that time.

     6.3 CONVERSION PROCEDURE.

     6.3.1 Notice of Conversion Pursuant to Section 6.1. Before the Holder shall be entitled to convert this Note into shares of Company Common Stock, it shall surrender this Note at the office of the Company and shall give written notice by mail, postage prepaid, to the Company at its principal corporate office, of the election to convert the same pursuant to this Section 6.1, and shall state therein the name or names in which the certificate or certificates for shares of Company Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to the Holder of this Note a certificate or certificates for the number of shares of Company Common Stock to which the Holder of this Note shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note, and the person or persons entitled to receive the shares of Company Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Company Common Stock as of such date.

          6.3.2 Notice of Conversion Pursuant to Section 6.2. If this Note is automatically converted, written notice shall be delivered to the Holder of this Note at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice or, if no such address appears or is given, at the place where the principal executive office of the Holder is located, notifying the Holder of the conversion to be effected, specifying the Conversion Price, the principal amount of the Note to be converted, the amount of accrued interest to be converted, the date on which such conversion will occur and calling upon such Holder to surrender to the Company, in the manner and at the place designated, the Note.

     6.4 DELIVERY OF STOCK CERTIFICATES. As promptly as practicable after the conversion of this Note, the Company at its expense will issue and deliver to the Holder of this Note a certificate or certificates for the number of full shares of Company Common Stock issuable upon such conversion.

     6.5 MECHANICS AND EFFECT OF CONVERSION. No fractional shares of Company Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder the amount of outstanding principal that is not so converted, such payment to be in the form as provided below. Upon the conversion of this Note pursuant to Section 6.1 above, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates for the number of shares of such Common Stock to which the Holder shall be entitled upon such conversion (bearing such legends as are required by the Purchase Agreement and applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described above. In the event of any conversion of this Note pursuant to
Section 6.1 above, such conversion shall be deemed to have been made immediately prior to the closing of the issuance and sale of such Company Common Stock and on and after such date the Holder of this Note entitled to receive the shares of such Company Common Stock issuable upon such conversion shall be treated for all purpose as the record Holder of such shares and a purchaser of such shares under the Purchase Agreement and shall be bound by the terms of the Purchase Agreement. Upon conversion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note, except that the Company shall be obligated to pay the Holder, within ten (l0) days after the date of such conversion, any interest accrued and unpaid or unconverted to and including the date of such conversion, and no more.

7.   CONVERSION PRICE ADJUSTMENTS.

     7.1 ADJUSTMENTS FOR STOCK SPLITS AND SUBDIVISIONS. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Company Common Stock or the determination of holders of Company Common Stock entitled to receive a dividend or other distribution payable in additional shares of Company Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Company Common Stock (hereinafter referred to as "Company Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Company Common Stock or the Company Common Stock Equivalents (including the additional shares of Company Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of Company Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

     7.2 ADJUSTMENTS FOR REVERSE STOCK SPLITS. If the number of shares of Company Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Company Common Stock, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Company Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

     7.3 RESTRICTIONS AND LIMITATIONS. So long as any Notes are outstanding, the Company shall not, without the prior written consent by the Purchaser, authorize or issue or obligate itself to issue, any other security (including any security convertible into or exercisable for any equity security) senior to or on a parity with the Note, or borrow any funds, or incur any indebtedness.

     7.4 NOTICES OF RECORD DATE, ETC. In the event of:

          7.4.1 Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

          7.4.2 Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or

     7.4.3 Any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company will mail to the holder of this Note at least ten
(10) days prior to the earliest date specified therein, a notice specifying:

          7.4.3.1 The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

          7.4.3.2 The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

     7.5 RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Company Common Stock solely for the purpose of effecting the conversion of the Note such number of its shares of Company Common Stock as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Company Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the holder of this Note, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Company Common Stock to such number of shares as shall be sufficient for such purposes.

8.   WAIVER AND AMENDMENT.

     Any provision of this Note may be amended, waived or modified upon the written consent of the Company and holders of at least two-thirds of the face amount of all then outstanding Notes issued pursuant to the Purchase Agreement.

9.   TREATMENT OF NOTE.

     To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

10.  NOTICES.

     Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if telegraphed or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail or telegraphed in the manner set forth above and shall be deemed to have been received when delivered.

11.  NO STOCKHOLDER RIGHTS.

     Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the Conversion Shares obtainable hereunder until, and only to the extent that, this Note shall have been converted.

12.  GOVERNING LAW.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding that body of law relating to conflict of laws.

13.  HEADING; REFERENCES.

     All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.


     IN WITNESS WHEREOF, the Company has caused this Note to be issued this
        day of            , 2000.


                              INTERFACE SYSTEMS, INC.



                              By:
                                 -------------------------------------------

                              ----------------------------------------------




Holder:  TUMBLEWEED COMMUNICATIONS CORP.

Address:  700 Saginaw Drive, Redwood City, CA

                       NOTICE OF CONVERSION


TO INTERFACE SYSTEMS, INC.

     The undersigned, the holder of the foregoing Note, hereby surrenders such Note for conversion into shares of Company Common Stock of Interface Systems,
Inc., to the extent of $             unpaid principal amount of such Note, and
requests that the certificates for such shares be issued in the name of, and
delivered to,                                          , whose address is      .


Dated:
      -------------------


                                 ---------------------------------------------
                                 Signature


                                 ---------------------------------------------
                                 Address